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Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report On Form 10-Q of Multi-Media Tutorial Services, Inc. (the "Company") for the quarter ending May 31, 2008, I, Barry Reichman, Chief Executive Officer and Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      1. Such Quarterly Report on Form 10-Q for the quarter ending May 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in such Quarterly Report on Form 10-Q for the quarter ending May 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 15, 2008

/s/ BARRY REICHMAN
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Barry Reichman
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer)